UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments National
Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

June 30, 2008

	Principal
	Amount	Value
Municipal Bonds – 152.83%
Corporate-Backed Revenue Bonds – 4.01%
•Brazos, Texas Harbor Industrial Development Environmental Facilities Revenue (Dow Chemical Project)
5.90% 5/1/38	$250,000	$250,438
•Chesapeake, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power Company Project) Series A 3.60% 2/1/32	500,000	485,925
Iowa Finance Authority Pollution Control Facilities Revenue Refunding (Interstate Power) 5.00% 7/1/14 (FGIC)	500,000	493,255
South Carolina Tobacco Settlement Revenue Management Authority Refunding 5.00% 6/1/18	65,000	63,473
		1,293,091
Electric Revenue Bonds – 4.54%
JEA Florida Electric Systems Revenue Series 3-A 5.00% 10/1/34 (FSA)	1,000,000	1,001,970
Puerto Rico Electric Power Authority Revenue Series W 5.00% 7/1/28	470,000	460,111
		1,462,081
Health Care Revenue Bonds – 18.51%
Albany, New York Industrial Development Agency Civic Facility Revenue (St. Peter's Hospital Project)
Series A 5.25% 11/15/32	500,000	473,040
Allegheny County, Pennsylvania Hospital Development Authority Revenue (University of Pittsburgh Medical Center)
Series A 5.00% 9/1/14	500,000	524,005
Arizona Health Facilities Authority Revenue (Banner Health) Series A 5.00% 1/1/17	310,000	323,745
Escambia County, Florida Health Facilities Authority (VHA Program) 5.95% 7/1/20 (AMBAC)	355,000	373,364
Lee Memorial Health System Board of Directors Florida Revenue Refunding Series A 5.00% 4/1/20 (FSA)	1,000,000	1,016,260
•Maryland State Health & Higher Education Facilities Authority Revenue (Johns Hopkins Health Systems)
5.00% 5/15/48	115,000	119,430
Massachusetts State Health & Education Facilities Authority Revenue
(Boston Medical Center) Series B 5.25% 7/1/38	45,000	42,044
(Caregroup) Refunding Series E-2 5.38% 7/1/19	500,000	511,455
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare)
Series A 6.25% 10/1/18 (MBIA)	2,000,000	2,234,901
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Refunding
(Scottsdale Healthcare) Series A 5.00% 9/1/23	360,000	352,854
		5,971,098
Housing Revenue Bonds – 15.28%
Broward County, Florida Housing Finance Authority (St. Croix Apartments Project) Series A
5.45% 11/1/36 (FSA) (AMT)	605,000	589,869
Florida Housing Finance Agency
(Homeowner Mortgage) Series 2 5.90% 7/1/29 (MBIA) (AMT)	355,000	362,934
(Leigh Meadows Apartments) Series N 6.30% 9/1/36 (AMBAC) (AMT) (HUD Section 8)	2,510,000	2,511,657
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments) Series A
5.60% 1/1/44 (FSA) (AMT)	1,500,000	1,464,765
		4,929,225
Lease Revenue Bonds – 17.77%
Broward County, Florida School Board Certificates of Participation Series A 5.25% 7/1/24 (FSA)	1,000,000	1,036,830
Florida State Municipal Loan Council Revenue Series A 5.00% 2/1/35 (MBIA)	2,000,000	1,937,040
Orange County, Florida School Board Certificates of Participation Series A 5.00% 8/1/27 (MBIA)	1,250,000	1,248,425
Palm Beach County, Florida School Board Certificates of Participation Series D 5.00% 8/1/28 (FSA)	1,500,000	1,509,840
		5,732,135
Local General Obligation Bonds – 11.63%
Denver, Colorado City & County Justice System 5.00% 8/1/23	1,000,000	1,052,580
Harris County, Texas Flood Control District Refunding Series A 5.25% 10/1/18	1,000,000	1,092,520
Northside, Texas Independent School District (Permanent School Fund Guaranteed) 5.25% 8/15/21	1,000,000	1,069,130
Waco, Texas Independent School District Refunding 5.25% 8/15/19 (Permanent School Fund Guaranteed)	500,000	537,270
		3,751,500

§Pre-Refunded Bonds – 11.62%
Florida State Board of Education (Capital Outlay Public Education) Series C 6.00% 6/1/21-10 (FGIC)	2,000,000	2,143,200
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series K 5.00% 7/1/40-15	500,000	545,735
Tampa, Florida Utility Tax Improvement Series A 6.125% 10/1/19-09 (AMBAC)	1,000,000	1,057,990
		3,746,925
Special Tax Revenue Bonds – 24.57%
Florida State Department of Transportation (Right of Way) 5.00% 7/1/31 (FGIC)	1,525,000	1,539,777
Jacksonville, Florida Sales Tax Revenue (Better Jacksonville) 5.00% 10/1/30 (MBIA)	1,500,000	1,517,145
Jacksonville, Florida Transportation Revenue 5.25% 10/1/29 (MBIA)	2,000,000	2,048,180
ΩMiami-Dade County, Florida Special Obligation (Capital Appreciation & Income) Series B
5.00% 10/1/35 (MBIA)	2,000,000	1,815,720
Seminole County, Florida Sales Tax Revenue Series A 5.00% 10/1/31 (MBIA)	1,000,000	1,002,940
		7,923,762
State General Obligation Bonds – 4.82%
Puerto Rico Commonwealth Refunding (Public Improvement) Series A
5.00% 7/1/16 (Assured Gty)	250,000	264,345
5.50% 7/1/19 (MBIA)	1,250,000	1,289,050
		1,553,395
Transportation Revenue Bonds – 16.71%
Florida Ports Financing Commission Revenue (State Transportation Trust Fund) 5.375%
6/1/27 (MBIA) (AMT)	1,000,000	980,760
Miami-Dade County, Florida Aviation Revenue (Miami International Airport) Series B 5.00% 10/1/37 (FGIC)	2,250,000	2,156,467
Miami-Dade County, Florida Expressway Authority Toll Systems Revenue 5.00% 7/1/37 (AMBAC)	1,000,000	977,540
North Texas Tollway Authority Revenue (First Tier) Refunding Series A 6.00% 1/1/19	500,000	547,350
Triborough, New York Bridge & Tunnel Authority
Series A 5.00% 11/15/17	335,000	362,758
•Series B-3 5.00% 11/15/38	350,000	365,733
		5,390,608
Water & Sewer Revenue Bonds – 23.37%
Arizona Water Quality Infrastructure Finance Authority Series A 5.00% 10/1/19	500,000	539,065
California State Department of Water Resources (Central Valley Project) Series A 5.00% 12/1/20	450,000	482,720
Cape Coral, Florida Water & Sewer Revenue 4.75% 10/1/31 (AMBAC)	1,000,000	961,800
Florida Village Center Community Development District Florida Utility Revenue 5.00% 10/1/36 (MBIA)	1,500,000	1,499,880
JEA Florida Water & Sewer Systems Revenue Sub-Second Crossover Series B 5.00% 10/1/25 (MBIA)	1,000,000	1,010,080
Riviera Beach, Florida Utility Special District Water & Sewer Revenue 5.00% 10/1/34 (FGIC)	1,200,000	1,130,232
Winter Haven, Florida Utility System Revenue 5.00% 10/1/30 (MBIA)	1,915,000	1,914,846
		7,538,623
Total Municipal Bonds (cost $49,842,289)		49,292,443

•Short-Term Investments – 6.20%
Variable Rate Demand Notes – 6.20%
Allegheny County, Pennsylvania Industrial Development Authority Revenue (Oakland Catholic High School Project)
1.54% 6/1/38 (LOC - PNC Bank N.A)	1,000,000	1,000,000
Connecticut State Health & Education Facilities Authority (Yale University) Series Y-3 2.85% 7/1/35	1,000,000	1,000,000
Total Short-Term Investments (cost $2,000,000)		2,000,000

Total Value of Securities – 159.03%
(cost $51,842,289)		51,292,443
Receivables and Other Assets Net of Liabilities (See Notes) – 2.98%		960,994
Liquidation Value of Preferred Stock – (62.01%)		(20,000,000)
Net Assets Applicable to 2,422,200 Shares Outstanding – 100.00%		$32,253,437

ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
•Variable rate security. The rate shown is the rate as of June 30, 2008.

Summary of Abbreviations:

AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
Assured Gty – Insured by the Assured Guaranty Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
FSA – Insured by Financial Security Assurance
HUD – Housing and Urban Development
LOC - Letter of Credit
MBIA – Insured by the Municipal Bond Insurance Association
VHA – Veterans Health Administration

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments National Municipal Income Fund (Fund).

Security Valuation – Long-term debt securities are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At June 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$51,842,289
Aggregate unrealized appreciation	632,038
Aggregate unrealized depreciation	(1,181,884)
Net unrealized depreciation	$(549,846)

For federal income tax purposes, at March 31, 2008, capital loss carryforwards of $18,596 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2016.

Effective April 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs that are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the above FAS 157 fair value hierarchy levels as of June 30, 2008:

Securities
Level 1	$-
Level 2	51,292,443
Level 3	-
Total	$51,292,443

3. Credit and Market Risk
The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because the Fund’s net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2008, 69% of the Fund’s net assets, including liquidation value of preferred stock, were insured by bond insurers. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Preferred Shares
Beginning in February 2008, remarketing of the Fund’s shares failed. A remarketing fails when the remarketing agent is unable to set a dividend rate that will clear the market of all of the shares that current holders wish to sell in a remarketing. A failed remarketing means that the current holders retain their preferred shares until the next periodic remarketing (for the Fund, periodic remarketings are typically 28 days but are generally 7 days when a remarketing fails), and the dividend rate for the next dividend period is automatically set to the maximum dividend rate established by the Fund’s governing instruments. The Fund’s preferred shares maximum rate is calculated as 110% of the higher applicable AA composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

These developments generally do not affect the management or investment policies of the Fund. However, one implication of these failed remarketings for common shareholders is that the Fund’s cost of leverage may be higher than it otherwise would have been had the remarketing continued to be successful. If this is the case, the Fund’s future common share earnings may be lower than they otherwise would have been.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: